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                                                                    Exhibit 10.3

                             MUSE TECHNOLOGIES INC.
                             1995 STOCK OPTION PLAN

1.       Purpose.

         The purposes of this 1995 Stock Option Plan (the "Plan") are to induce certain individuals to remain in the employ of, or to continue to serve as directors of or as independent consultants to, Muse Technologies Inc. (the "Company") and its future subsidiary corporations (each a "Subsidiary"), as defined in section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), to attract new individuals to enter into such employment and service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the "Board") believes that the granting of stock options (the "Options") under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company and aid in securing its growth and financial success. Options will be either (a) "incentive stock options" (which term, when used herein, shall have the meaning ascribed thereto by the provisions of section 422(b) of the Code) or (b) options which are not incentive stock options ("non-incentive stock options"), as determined at the time of the grant thereof by the Committee (the "Committee") referred to in Section 3(A) hereof.

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2.       Shares Subject to Plan.

         Options may be granted to purchase up to 5,000,000 shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company. For purposes of this Section 2, the number of shares purchased upon the exercise of an Option shall be determined without giving effect to the use by a Participant (as defined below) of the right set forth in Section 8(C) hereof to deliver shares of Common Stock in payment of all or a portion of the option price or the use by a Participant of the right set forth in Section 12(C) hereof to cause the Company to withhold from the shares of Common Stock otherwise deliverable to him upon the exercise of an Option shares of Common Stock in payment of all or a portion of his withholding obligation arising from such exercise. If any Options expire or terminate for any reason without having been exercised in full, new Options may thereafter be granted to purchase the unpurchased shares subject to such expired or terminated Options.

3.       Administration.

         (A) The Plan shall be administered by a Committee which shall consist of two or more members of the Board, both or all of whom shall be "disinterested persons" within the meaning of Rule 16b- 3(c)2)(i) promulgated under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and both or all of whom shall be "outside directors" within the contemplation of section 162(m)(4)(C)(i) of the Code. The Chief Executive Officer of the Company shall also be a member of the Committee, ex-officio. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held except that the

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Committee may delegate to any one of its members the authority of the Committee with respect to the grant of Options to a person who shall not be an officer and/or director of the Company and who is not, and may not reasonably be expected to become, a "covered employee" within the meaning of section 162(m)(3) of the Code. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee (or by a member of the Committee to whom authority has been delegated) shall be fully as effective as if it had been made at a meeting duly called and held.

         (B) Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be identical), to determine the individuals (each a "Participant") to whom and the times and the prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of Common Stock to be subject to each Option and whether such Option shall be an incentive stock option or a non-incentive stock option and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that Outside Directors (as such term is defined in Section 4 hereof) who are members of the Committee shall only be granted Options in accordance with the provisions of Section 4(B) hereof. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Committee in its discretion shall deem relevant. The Committee's determination on the matters referred to in this Section 3(B) shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined

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by the Committee, in its sole discretion, and any interpretations by the

Committee of the terms of any Option shall be final, binding and conclusive.

4.       Eligibility.

         (A) An Option may be granted only to (i) employees of the Company or a Subsidiary; (ii) directors of the Company or a Subsidiary who are not employees of the Company or a Subsidiary ("Outside Directors"); (iii) employees of a corporation which has been acquired by the Company or a Subsidiary, whether by way of exchange or purchase of stock, purchase of assets, merger or reverse merger, or otherwise, who hold options with respect to the stock of such corporation which the Company has agreed to assume; and (iv) independent consultants who render services to the Company or a Subsidiary.

         (B) On the first business day of October commencing in October, 199_, each outside Director shall be granted an Option to purchase that number of shares of Common Stock, provided, however that the number of shares subject to an option granted to an Outside Director during the calendar year in which he or she becomes an Outside Director shall be equal to ________ multiplied by a fraction, the numerator of which shall be the number of regular meetings remaining during such calendar year after his election as a director and the denominator of which shall be _______.

5.       Option Prices.

         (A) Except as otherwise provided in Sections 5(C) and 17 hereof, the initial per share option price of any option which is an incentive stock option shall not be less than the fair market value of a share of Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns (within the meaning of section 424(d) of the Code) more than 10% of the total

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combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him or her, the initial per share option price shall not be less than 110% of the fair market value of a share of Common Stock on the date of grant.

         (B) Except as otherwise provided in Sections 5(C) and 17 hereof, the initial per share option price of any Option which is a non-incentive stock option shall not be less than 85% of the fair market value of a share of Common Stock on the date of grant.

         (C) The initial per share option price of any Option which is granted to an Outside Director shall be equal to the fair market value of a share of Common Stock on the date of grant.

         (D) For all purposes of this Plan, the fair market value of a share of Common Stock on any date, (i) if the Common Stock is then listed on a national securities exchange or traded on the Nasdaq National Market System, shall be equal to the closing sale price of a share of Common Stock; (ii) if there is no sale of the Common Stock on such date, the average of the high and low prices reported on such exchange or system at the close of trading on such date or, if the Common Stock is then listed on the Nasdaq SmallCap Market, shall be equal to the closing sale price of a share of Common Stock; (iii) if there is no sale of the Common Stock on such date, the average of the bid and asked prices on such system at the close of trading on such date; or (iv) if the shares of Common Stock are not then listed on a national securities exchange or such system on such date, the fair market value of a share of Common Stock on such date as shall be determined in good faith by the Committee.

6.       Option Term.

         Options shall be granted for such term as the Committee shall determine, not in excess of ten years from the date of the granting thereof, provided, however, that, except as otherwise provided in Section 17 hereof, in the case of a Participant who owns (within

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the meaning of section 424(d) of the Code) more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him or her, the term with respect to such Option shall not be in excess of five years from the date of the granting thereof, and provided, further, however, that the term of an Option granted to an Outside Director shall be ten years from the date of the granting thereof.

7.       Limitation on Amount of Incentive Stock Options Granted.

         (A) Except as otherwise provided in Section 17 hereof, the aggregate fair market value of the shares of Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

         (B) No Participant shall be granted Options during any calendar year to purchase more than ______ shares of Common Stock.

8.       Exercise of Options.

         (A) Except as otherwise provided in Section 17 hereof and, in the case of an Option granted to a person who shall not be an Outside Director, except as otherwise determined by the Committee at the time of the grant thereof, a Participant may (a) during the period commencing on the first anniversary of the date of the granting of an Option to him or her and ending on the day preceding the second anniversary of such date, exercise such Option with respect to one-third of the shares granted thereby; (b) during the period commencing on such second anniversary and ending on the day preceding the third anniversary of the date of the granting of such Option, exercise such Option with respect to two-thirds of the shares granted thereby, and (c) during the period commencing on such third anniversary, exercise such Option with respect to all of the shares granted thereby.


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         (B) To the extent exercisable, an Option may be exercised either in whole at any time or in part from time to time.

         (C) An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of Common Stock and payment to the Company of the amount of the option price for the number of shares of Common Stock so specified; provided, however, that all or any portion of such payment may be made in kind by the delivery of shares of Common Stock having a fair market value on the date of delivery equal to the portion of the option price so paid, provided, further, however, that, subject to the requirements of Regulation T promulgated under the Exchange Act, the Committee may implement procedures to allow a broker chosen by a Participant to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Participant, all or any portion of the shares of Common Stock issuable upon such exercise.

         (D) Except in the case of an Option granted to an Outside Director, the Committee may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

9.       Transferability.

         No Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each option granted to him or her may be exercised only by him or her.

10.      Termination of Service.

         (A) Except as otherwise determined by the Committee at the time of grant thereof, in the event a Participant leaves the employ or service of the Company and the Subsidiaries prior to his or her 65th birthday, whether voluntarily or otherwise but other than by reason of his or her death or "disability" (as such term is defined

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in section 22(e)(3) of the Code), each Option theretofore granted to him or her shall, to the extent not theretofore exercised, terminate forthwith.

         (B) In the event a Participant's employment or service with the Company and the Subsidiaries terminates by reason of his or her death, each Option theretofore granted to him or her shall become immediately exercisable in full and shall terminate upon the earlier to occur of (a) the expiration of the period of one year after the date of such Participant's death, and (b) the date specified in such Option.

         (C) In the event a Participant leaves the employ or service of the Company and the Subsidiaries on or after his or her 65th birthday or by reason of his or her disability, each Option theretofore granted to him or her shall become immediately exercisable in full and shall terminate upon the earlier to occur of (a) the expiration of the period of three months after the date of such retirement or disability, and (b) the date specified in such Option.

11.      Adjustment of Number of Shares.

         (A) In the event that a dividend shall be declared upon Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any Option, the number of shares of Common Stock which may be purchased upon the exercise of Options granted under the Plan but not yet covered by an Option and the number of shares of Common Stock to be subject to an Option to be issued to an Outside Director shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation,

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whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of Common Stock then subject to any Option, for each share of Common Stock which may be purchased upon the exercise of Options granted under the Plan but not yet covered by an Option and for each share of Common Stock to be subject to an Option to be issued to an Outside Director, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged.

         (B) In the event that there shall be any change, other than as specified in Section 11(A) hereof, in the number or kind of outstanding shares of Common Stock, or of any stock or other securities into which Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option and the number or kind of shares available for issuance in accordance with the provisions of the Plan but not yet covered by an Option, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each Option.

         (C) In the case of any substitution or adjustment in accordance with the provisions of this Section 11, the option price in each Option for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this Section ii.

         (D) No adjustment or substitution provided for in this Section 11 shall require the Company to sell a fractional share under any Option.

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         (E) In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, the Board, in its discretion, may accelerate the exercisability of each option and/or terminate the same within a reasonable time thereafter.

12.      Purchase for Investment, Withholding and Waivers.

         (A) Unless the delivery of the shares upon the exercise of an Option by a Participant shall be registered under the Securities Act of 1933, such Participant shall, as a condition of the Company's obligation to deliver such shares, be required to give a representation in writing that he or she is acquiring such shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

         (B) In the event of the death of a Participant, an additional condition of exercising any option shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine.

         (C) An additional condition of exercising any non-incentive stock option shall be the entry by the Participant into such arrangements with the Company with respect to withholding as the Committee shall determine, provided, however, that such Participant may direct the Company to satisfy all or a portion of such withholding obligation by withholding from the shares of Common Stock issuable to him or her on such exercise shares of Common Stock having a fair market value equal to the portion of the withholding obligation so satisfied.

13.      Declining Market Price.

         Except in the case of an Option granted to an Outside Director, in the event the fair market value of Common Stock declines below the option price set forth in any Option, the Committee may, subject to the approval of the Board, at any time, adjust, reduce, cancel

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and re-grant any unexercised Option or take any similar action it deems to be for the benefit of the Participant in light of the declining fair market value of Common Stock.

14.      No Stockholder Status; No Restrictions
         on Corporate Acts; No Employment Right.

         (A) Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of Common Stock covered by an option unless and until a certificate for such share has been issued. Upon payment of the purchase price therefor, a share issued upon exercise of an option shall be fully paid and non-assessable.

         (B) Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

         (C) Neither the existence of the Plan nor the grant of any option shall require the Company or any Subsidiary to continue any Participant in the employ or service of the Company or such Subsidiary.

15.      Termination and Amendment of the Plan.

         (A) The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable, provided, however, that the Board may not, without further approval of the holders of the shares of Common Stock, increase the number of shares of Common Stock as to which options may be granted under the Plan

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(as adjusted in accordance with the provisions of Section 11 hereof), or change the class of persons eligible to participate in the Plan, or change the manner of determining the option prices, or extend the period during which an Option may be granted or exercised. Except as otherwise provided in Section 16 hereof, no termination or amendment of the -Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

         (B) The provisions of Section 4 (B) hereof may not be amended except by the vote of the majority of the members of the Board and by the vote of the majority of the members of the Board who are not Outside Directors, and the provisions of said Section 4(B) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974 or the Rules and Regulations thereunder.


16.      Expiration and Termination of the Plan.

         The Plan shall terminate on November 1, 2005 or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such option shall have been exercised or shall have expired in accordance with its terms.

17.      Options Granted in Connection With Acquisitions.

         In the event that the Committee determines that, in connection with the acquisition by the Company or a Subsidiary of another corporation which will become a Subsidiary or division of the Company (such corporation being hereafter referred to as an "Acquired Subsidiary") , Options may be granted hereunder to employees and other personnel of an Acquired Subsidiary in exchange


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for then outstanding options to purchase securities of the Acquired Subsidiary.
Such Options may be granted at such option prices, may be exercisable immediately or at any time or times either in whole or in part, and may contain such other provisions not inconsistent with the Plan, or the requirements set forth in Section 15 hereof that certain amendments to the Plan be approved by the stockholders of the Company, as the Committee, in its discretion, shall deem appropriate at the time of the granting of such options.

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                             MUSE TECHNOLOGIES, INC.

                     MODIFICATIONS TO 1995 STOCK OPTION PLAN

RECITALS:
---------

A. At a meeting held on November 10, 1995, the Board of Directors of Muse Technologies, Inc. ("Muse") adopted a Stock Option Plan ("Plan") and resolved that 5,000,000 shares of Muse stock be allocated to the Plan.

B.   The Plan contains a number of provisions necessary for compliance with
Section 16(b) of the Securities Exchange Act of 1934 ("1934 Act") and related rules adopted by the Securities and, Exchange Commission ('SEC") which are not applicable to Muse at the present time. Accordingly, it is desirable to provide that the Plan shall be administered by a committee that does not meet the requirements of Section 16(b) and that does not limit options granted to members of the administering Plan committee to those provided by a recurring formula provided in the Plan.

C. It is desirable to clarify that the permissible grantees of stock options ("Options') under the plan include service providers to Muse who are corporations as well as individuals.

D. It is desirable to issue Options under the Plan to the stockholders of Muse as of October 24, 1995, who have been providing services to Muse, with the exception of those shareholders as of October 24, 1995, who were issued stock because they were beneficiaries of the Nevada Virtual Reality Trust, a Nevada business trust.

MODIFICATIONS
-------------

     The Plan is hereby modified pursuant to resolution of the Board of Directors of Muse adopted at a meeting of the Board of Directors held on April 23, 1996, as follows:

1. The grantees of Options under the Plan may include any service provider to Muse, including corporations and limited liability


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companies, and any designation in the Plan to "individuals' as the class to which Options may be granted is expanded to include any entity providing services to Muse, including corporations and limited liability companies.

2. The Plan shall be administered by the Executive Committee of the Board of Directors of Muse, whose members are not required to be 'disinterested persons" within the meaning of Rule 16b-3(c)(2)(i) promulgated under Section 16(b) of the Securities Exchange Act of 1934.

3. Section 4(B) of the Plan is voided and deleted together with any reference and provision of the Plan identifying with Section 4(B); including the proviso in Section 3(B) that "Outside Directors" who are members of the committee administering the Plan shall only be granted Options in accordance with the provisions of the deleted Section 4(B); and furthermore including the referral in Section 8(A) and 8(D) of the Plan to the case of an Option granted to a person who shall not be an outside director.

4. The Executive Committee of the Board of Directors is initially directed (a) to grant two million Options to the service providers in the amounts specified to each service provider on Appendix A attached to and made a part of this Modification; and (b) to the extent possible to qualify the Options as "incentive stock options" qualifying under the provisions of Section 422(b) of the Internal Revenue Code of 1986, as amended.